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                                                                    EXHIBIT 23.1






                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Compuware Corporation on Form S-8 of our reports dated May 2, 2001, appearing in the Annual Report on Form 10-K of Compuware Corporation for the fiscal year ended March 31, 2001, and to the reference to us under the heading "Experts" in this Registration Statement.



Deloitte & Touche LLP
Detroit, Michigan
August 31, 2001







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